UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2023

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Trilogy International Partners Inc.
(Exact name of registrant as specified in its charter)

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British Columbia, Canada	000-55716	98-1361786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 108th Avenue NE, Suite 400, Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 458-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On March 11, 2023, Trilogy International Partners Inc. (the “Company”) was notified by SG Enterprises II, LLC (“SGE”) that, effective March 11, 2023, SGE was withdrawing (the “SGE Withdrawal”) from the Investor Rights Agreement between the Company and SGE dated February 7, 2017 (the “SGE IRA”). The notice of the SGE Withdrawal is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

On March 11, 2023, the Company was notified by Alignvest Management Corporation (“AMC”) that, effective March 11, 2023, AMC was withdrawing (the “AMC Withdrawal”) from the Investor Rights Agreement between the Company and AMC dated February 7, 2017 (the “AMC IRA”). The notice of the AMC Withdrawal is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

SGE owns 16,908,563 shares of the Company’s common shares, no par value (the “Common Shares”), constituting 19.08% of the Company’s outstanding Common Shares. John W. Stanton, a Director and founder of the Company, and Theresa E. Gillespie, a former Director and founder of the Company, own and control SGE. Ms. Gillespie is married to Mr. Stanton. AMC owns 8,214,622 Common Shares, constituting 9.27% of the Company’s outstanding Common Shares.

On February 7, 2017, Trilogy LLC, a Washington limited liability company (“Trilogy LLC”), and Alignvest Acquisition Corporation (“Alignvest”, now the Company), completed a court approved plan of arrangement (the “Arrangement”) pursuant to an arrangement agreement dated November 1, 2016 (as amended December 20, 2016, the “Arrangement Agreement”). Under the Arrangement Agreement, each of SGE and AMC was granted certain Director nomination rights in respect of the Company’s Board of Directors (the “Board”). Pursuant to the SGE IRA, SGE had nominated Mr. Stanton and Ms. Gillespie to the Board. Pursuant to the AMC IRA, AMC had nominated Messrs. Reza R. Satchu and Nadir Mohamed to the Board. On December 28, 2022, the listing of the Common Shares was transferred from the Toronto Stock Exchange to the NEX board of the TSX Venture Exchange (the “TSXV”). Under the listing requirements of the TSXV, the Board was permitted to reduce the number of its Directors to three (3).  Ms. Gillespie, Messrs. Satchu and Mohamed, and Alan D. Horn resigned from the Board at the time of the listing of the Common Shares on the TSXV.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	SG Enterprises II, LLC Withdrawal from Investor Rights Agreement, dated March 11, 2023
99.2	Alignvest Management Corporation Withdrawal from Investor Rights Agreement, dated March 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trilogy International Partners Inc.
(Registrant)

Date: March 16, 2023	By:	/s/ Erik Mickels
Erik Mickels
	Title:	Senior Vice President and Chief Financial Officer

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